As filed with the Securities and Exchange Commission on November 8, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09447
Jacob Funds Inc.
(Exact name of registrant as specified in charter)
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Address of principal executive offices) (Zip code)
Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
(Name and address of agent for service)
(424)-237-2164
Registrant’s telephone number, including area code
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Item 1.  Report to Stockholders.

Jacob Internet Fund

Jacob Small Cap Growth Fund

Jacob Wisdom Fund

Annual Report
August 31, 2010

The Jacob Internet Fund and Jacob Small Cap Growth Fund are mutual funds with the primary investment objective of long-term growth of capital. The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation. The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

Letter From the Manager	1
Industry Breakdown	4
Schedule of Investments	10
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	20
Financial Highlights	23
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	43
Additional Information on Fund Expenses	44
Additional Information	46

Dear Fellow Investors,

This has been a very exciting year for us as we have added two additional funds to our family. Jacob Wisdom Fund and Jacob Small Cap Growth Fund joined us in February.

Although our economy is gradually emerging from the recession, we remain in a challenging period. Investors are extremely cautious, trading volumes have been light, and economic indicators are showing very modest improvement. We are on a road to recovery, but it’s a rough and bumpy one.

Still, as stock-pickers, our outlook on the stock market is optimistic. We continue to enjoy a low interest rate environment while, at the same time, valuations are at historic lows. The S&P 500 is selling at less than 12 times expected 2011 earnings, well below normal price-to-earnings ratios of around 15. Essentially, we believe the market has already priced in the worst-case scenario of a double-dip recession.

In this anemic environment, it’s actually possible to find promising companies that are well positioned to profit. When the bottom dropped out of the economy, most companies pared back their operations to the bone. Today, many of them are still operating with fewer people and at less expense. As demand gradually returns, these leaner companies should be able to expand profits even if overall economic growth is modest.

Jacob Internet Fund

Jacob Internet Fund was up a strong 14.57% this fiscal year ended August 31, 2010. It handily beat the benchmark Nasdaq Composite which was up just 6.22% over the same period.

The portfolio was positioned aggressively this year, with our largest holdings being Apple, Google and Sandisk. The three stocks that really drove our performance were Netflix, Baidu and Sandisk. Netflix was the best performer over the period thanks to increased profitability as more customers gravitate toward their streaming service. Chinese Internet search company Baidu is thriving in the wake of Google exiting China in favor of Hong Kong. And Sandisk is raking in enormous profits thanks to pent-up demand for their memory chips for cell phones, cameras and mobile devices.

We’ve added shares of two other promising chip companies, Netlogic Microsystems and Cavium Networks. They both currently enjoy tremendous pricing power as the manufacturers of faster and more efficient chips for network equipment used by mobile phone companies.

We exited our positions in Electronic Arts and Take Two Interactive Software, as the gaming industry struggles with a weak pricing environment and increased competition from new platforms and online games.

Jacob Small Cap Growth Fund

Our new Jacob Small Cap Growth Fund was down −2.07% from February 1, 2010 through August 31, 2010, slightly underperforming the Russell 2000 Growth Index, which was down −0.16%.

In the seven months that we’ve managed this Fund, we’ve made substantial changes, reallocating and focusing the portfolio to around 30 stocks. We’ve expanded the technology component to about half of the portfolio, and added more biotech and pharmaceutical stocks, which together now comprise about 20% of the total holdings. The portfolio was hurt during the period from investments in online education companies and certain restaurant holdings, which have since been sold. The portfolio is quite diverse, with quality companies in a range of sectors including oil exploration, hotels, business software, and wind turbines, among others. While it is still in its early days, we are encouraged that the new positioning has seemed to help recent performance.

One of our favorite new stocks is LogMeIn (also a substantial position in the Internet Fund). This promising company provides free remote connectivity to consumers and small- and medium-sized companies, as well as paid premium services for more advanced features. LogMeIn has already built up a subscriber base of about 10 million users worldwide.

We’ve also purchased shares of SIGA Technologies, a biodefense company and developer of a new smallpox vaccine, which is seeking a large contract from the federal government.

Another substantial position is Enernoc, a leader in the development of demand response and energy management solutions for utility companies, and in helping commercial end-users lessen their energy consumption. This company stands to benefit from the state and federal government push to improve energy usage.

The portfolio also has several Chinese positions, the largest being Home Inns and Hotels, operator of the largest economy hotel chain in China.

Jacob Wisdom Fund

Jacob Wisdom Fund was down −1.14% from December 1, 2009 to August 31, 2010. It outperformed the S&P 500, which was down −3.94% in the same period.

We have made some major changes to the portfolio over the last six months, including trimming the number of stocks to about 40 names. With banks still struggling, we thought it prudent to eliminate all bank stocks from our portfolio. Consequently, we sold off holdings in M&T Bank, SunTrust, U.S. Bancorp and Wells Fargo. In addition, we sold off some various bond and gold funds, none of which we felt were in line with our primary investing strategy. These changes, especially the under weighting in bank stocks, have helped the Fund outperform its benchmark since February.

We are upbeat on real estate investment trusts (REITs), and we have been building positions in three companies—Annaly Capital Management, Anworth Mortgage Asset Corp and MFA Financial. These were all selling at or below book value, and we think it is likely they could earn as much as 15% on their book value in the coming year.

We have also initiated new positions in CH Robinson and Expeditors International, two of the U.S.’s largest freight-forwarding companies. Both firms provide logistic services worldwide to a host of Fortune 500 companies in a variety of industries. They do not own the hugely capital intensive transportation assets that are the main source of their revenue. Rather, they secure wholesale capacity from air, sea and land carriers and then resell it to shipping customers at rates lower than they could negotiate for themselves. Due to their asset-light capital structure, both companies have limited capital expenditure requirements and thus have generated high returns on the assets that they deploy.

Another new position is Anheuser Busch InBev which began life with the acquisition of a regional beer brand, slightly more than twenty years ago in Brazil. Today they are the largest brewer in the world with thirteen brands, generating over a billion dollars in revenue in 19 different countries around the globe. Each of their brands is either number one or two in market share in their local markets. Importantly, emerging markets are becoming a larger proportion of their revenues and should provide the company with strong top line growth to offset the sluggish volume expected in developed markets.

In conclusion, we believe we have positioned all three portfolios to benefit even if the overall economy continues to trend toward a weak recovery. Once again, we thank you for entrusting us with your investments and look forward to a bright future together.

Ryan Jacob
Chairman and Chief Investment Officer

Frank Alexander
Portfolio Manager

Past performance is not a guarantee of future results.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectuses contain these and other important information about the investment company, and it may be obtained by calling 888-522-6239. Read it carefully before investing.

Opinions expressed are those of the Fund manager and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk; loss of principal is possible. The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. There are specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks.

The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index. Book value: net asset value of a company, calculated by subtracting total liabilities from total assets. The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security. Please refer to the schedule of investments for complete fund holdings information.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Quasar Distributors, LLC.  Distributor

Jacob Internet Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2010
(as a percentage of total investments)

Jacob Small Cap Growth Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2010
(as a percentage of total investments)

Jacob Wisdom Fund
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2010
(as a percentage of total investments)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices

	Jacob Internet		NASDAQ Composite	Bloomberg US
	Fund	S&P 500	Index	Internet Index
09/1/2000	10000.00	10000.00	10000.00	10000.00
8/31/2001	830.00	8176.00	4954.00	1800.00
8/31/2002	600.00	6704.00	3621.00	1031.00
8/31/2003	1480.00	7513.00	5010.00	1620.00
8/31/2004	1510.00	8374.00	5113.00	1690.00
8/31/2005	2060.00	9425.00	6025.00	1860.00
8/31/2006	2471.00	10262.00	6166.00	1704.00
8/31/2007	2744.00	11781.00	7391.00	2306.00
8/31/2008	2151.00	10469.00	6795.00	1954.00
8/31/2009	2067.00	8559.00	5828.00	1740.00
8/31/2010	4276.00	8304.00	5378.00	2435.00

	One Year	Five Year	Ten Year
Jacob Internet Fund	14.57%	2.83%	(8.15)%
S&P 500®	4.91%	(0.91)%	(1.81)%
NASDAQ Composite Index	6.22%	0.53%	(6.02)%
Bloomberg U.S. Internet Index	5.18%	(0.31)%	(13.17)%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million. The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2000 and reflects the fees charged on an account. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in Jacob
Small Cap Growth Fund vs. Russell 2000 Growth Index

	Jacob Small
	Cap Growth	Russell 2000
	Fund	Growth Index
February 1, 2010	10000	10000
August 31, 2010	9793	9984

Cumulative Return
Since Inception
Jacob Small Cap Growth Fund	(2.07)%
Russell 2000 Growth Index	(0.16)%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account. The previous adviser’s performance is found in the Financial Highlights. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Wisdom Fund vs. S&P 500 Index

	Jacob Wisdom
	Fund	S&P 500
December 1, 2009	10000	10000
August 31, 2010	9886	9606

Cumulative Return
Since Inception*
Jacob Wisdom Fund	(1.14)%
S&P 500®	(3.94)%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (the day Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Wisdom Fund) and reflects the fees charged on an account. The previous adviser’s performance is found in the Financial Highlights. Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*	On December 1, 2009, the Adviser took over management of the Wisdom Fund prior to the Wisdom Fund’s merger into the Jacob Wisdom Fund on February 18, 2010. Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS		99.8%

	Internet—Commerce	25.0%
68,100	Bottomline Technologies, Inc.*			$954,081
24,000	Ctrip.com International Ltd.—ADR*^			971,760
46,221	Digital River, Inc.*			1,218,848
12,000	eBay Inc.*			278,880
62,000	Expedia, Inc.			1,417,320
36,295	Global Sources Ltd.*^			253,702
10,000	Netflix, Inc.*			1,255,200
10,000	New Oriental Education & Technology Group, Inc.—ADR*^(a)			985,900
24,500	Perfect World Co. Ltd—ADR*^			612,010
36,094	Shutterfly, Inc.*(a)			802,370

				8,750,071

	Internet—Communications	6.2%
140,900	Earthlink, Inc.			1,206,104
600,558	Openwave Systems Inc.*			972,904

				2,179,008

	Internet—Infrastructure	37.5%
10,500	Apple Computer, Inc.*			2,555,385
16,500	ArcSight, Inc.*			633,600
35,000	athenahealth Inc.*(a)			942,900
32,000	Broadcom Corporation—Class A			959,040
30,000	Cavium Networks, Inc.*			724,200
73,850	Cypress Semiconductor Corp.*			781,702
51,250	LogMeIn, Inc.*			1,679,462
26,000	Netlogic Microsystems Inc.*			627,900
38,300	NetScout Systems, Inc.*			606,289
32,000	Red Hat, Inc.*			1,105,600
48,596	SanDisk Corporation*			1,615,331
36,647	Sourcefire Inc.*			929,734

				13,161,143

	Internet—Media	31.1%
16,000	Baidu.com, Inc.—ADR*^			1,254,880
896,972	Geeknet, Inc.*			1,318,549
4,000	Google Inc.*			1,800,080

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS—(continued)		99.8%

	Internet—Media—(continued)	31.1%
736,632	Hollywood Media Corp.*			$780,830
46,000	IAC/InterActiveCorp.*			1,140,340
9,000	Salesforce.com, Inc.*			988,920
16,000	SINA Corporation*^			685,120
60,000	Tencent Holdings Limited (HK) ^			1,105,651
180,039	TheStreet.com			504,109
99,874	Yahoo! Inc.*			1,306,352

				10,884,831

	TOTAL COMMON STOCKS (Cost $27,676,740)			34,975,053

Shares/
Principal
Amount

	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING		0.5%

	Commercial Paper	0.5%
$738,542	Ottimo Funding LLC, 4.71%, Due 10/28/10(b)			193,118

	Money Market Mutual Fund	0.0%
694	Reserve Primary Fund(b)			0

	TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $739,236)			193,118

	TOTAL INVESTMENTS (Cost $28,415,976)		100.3%	35,168,171
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.3)%	(109,754)

	TOTAL NET ASSETS		100.0%	$35,058,417

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	All or portion of shares are on loan.
(b)	Illiquid security fair valued by Valuation Committee as delegated by the Jacob Funds’ Board of Directors.
ADR	American Depositary Receipt.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS		97.9%

	Alternative Energy	9.6%
6,000	American Superconductor Corporation*			$161,340
7,000	EnerNOC, Inc.*			228,060

				389,400

	Commercial Services	2.5%
14,000	NIC Inc.			101,360

	Computers & Peripherals	3.0%
10,000	Xyratex Ltd.*^			120,400

	Education	3.6%
1,500	New Oriental Education & Technology Group, Inc.—ADR*^			147,885

	Health Care Services & Supplies	5.5%
5,500	Bio-Reference Laboratories, Inc.*			109,010
5,000	IPC The Hospitalist Co*			116,800

				225,810

	Internet Services	16.7%
6,000	Digital River, Inc.*			158,220
6,750	LogMeIn, Inc.*			221,197
4,000	Perfect World Co. Ltd.—ADR*^			99,920
4,300	Shutterfly, Inc.*			95,589
2,500	SINA Corporation*^			107,050

				681,976

	Medical	4.4%
24,000	SIGA Technologies, Inc.*			179,880

	Oil & Gas—Exploration & Production	3.5%
10,000	Northern Oil and Gas, Inc.*			140,400

	Pharmaceuticals	10.9%
35,000	Achillion Pharmaceuticals Inc.*			91,700
50,000	Inhibitex Inc.*			71,000
24,000	Keryx Biopharmaceuticals, Inc.*			84,000
8,000	MAP Pharmaceuticals Inc.*			86,520
14,000	Rigel Pharmaceuticals, Inc.*			109,620

				442,840

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS—(continued)		97.9%

	Retail & Restaurants	8.3%
5,000	Home Inns & Hotels Management, Inc—ADR*^			$209,800
3,750	Steven Madden, Ltd.*			129,113

				338,913

	Semiconductors	12.6%
5,000	Cavium Networks, Inc.*			120,700
9,200	Cypress Semiconductor Corporation*			97,382
5,000	Netlogic Microsystems Inc.*			120,750
25,000	TriQuint Semiconductor, Inc.*			173,750

				512,582

	Software	17.3%
3,500	ArcSight, Inc.*			134,400
5,000	athenahealth Inc.*			134,700
9,000	Bottomline Technologies, Inc.*			126,090
5,700	Netscout Systems, Inc.*			90,231
6,200	Sourcefire Inc.*			157,294
3,000	SuccessFactors, Inc.*			63,300

				706,015

	TOTAL COMMON STOCKS (Cost $3,839,062)			3,987,461

	Warrants	0.0%
2,030	GreenHunter Energy, Inc.*(a)			203

	Total Warrants (Cost $0)			203

	TOTAL INVESTMENTS (Cost $3,839,062)		97.9%	3,987,664
	OTHER ASSETS IN EXCESS OF LIABILITIES		2.1%	85,362

	TOTAL NET ASSETS		100.0%	$4,073,026

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Illiquid security—acquired through private placement.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS		100.6%

	Air Freight & Logistics	3.4%
6,000	United Parcel Service, Inc. (UPS)—Class B			$382,800

	Beverages	13.1%
5,000	Anheuser-Busch InBev NV—ADR^			259,850
12,300	The Coca-Cola Company			687,816
3,000	Diageo plc—ADR^			196,500
5,000	PepsiCo, Inc.			320,900

				1,465,066

	Commercial Banks	2.3%
20,000	Banco Latinoamericano de Comercio Exterior SA^			253,800

	Commercial Services & Supplies	6.1%
6,000	Iron Mountain Incorporated			121,680
3,970	The Sherwin-Williams Company			279,409
10,000	Verisk Analytics, Inc.—Class A*			278,200

				679,289

	Consumer Finance	9.1%
9,000	American Express Company			358,830
12,000	Lender Processing Services, Inc.			351,960
4,500	Visa Inc.—Class A			310,410

				1,021,200

	Education	2.9%
3,300	New Oriental Education & Technology Group, Inc.—ADR*^			325,347

	Food & Staples Retailing	1.8%
3,500	Costco Wholesale Corporation			197,925

	Food Products	4.2%
9,000	Mead Johnson Nutrition Company			469,710

	Health Care Equipment & Supplies	7.4%
3,000	Becton Dickinson & Company			204,570
3,600	C. R. Bard, Inc.			276,588
6,000	Johnson & Johnson			342,120

				823,278

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS—(continued)		100.6%

	Health Care Providers & Services	0.0%
4	Five Star Quality Care, Inc.*			$16

	Hotels, Restaurants & Leisure	2.3%
3,500	McDonald’s Corporation			255,710

	Household Products	5.8%
10,800	The Procter & Gamble Company			644,436

	Independent Power Producers & Energy Traders	0.9%
5,000	NRG Energy, Inc.*			101,600

	Insurance	7.7%
2	Berkshire Hathaway Inc.—Class A*			237,350
6,000	The Chubb Corporation			330,720
3,000	Torchmark Corporation			148,050
386	Wesco Financial Corporation			139,940

				856,060

	Machinery	0.6%
2,063	WABCO Holdings Inc.*			72,741

	Oil, Gas & Consumable Fuels	6.4%
7,381	Exxon Mobil Corporation			436,660
8,500	Southwestern Energy Company*			278,120

				714,780

	Pharmaceuticals	3.3%
3,000	GlaxoSmithKline plc—ADR^			112,200
9,000	Sanofi-Aventis—ADR^			257,490

				369,690

	Real Estate Investment Trusts (REITs)	13.4%
34,000	Annaly Capital Management Inc.			590,920
90,000	Anworth Mortgage Asset Corporation			612,900
40,000	MFA Financial, Inc.			294,800

				1,498,620

	Software	1.3%
5,000	MSCI Inc.—Class A*			149,500

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2010

Shares				Value

	COMMON STOCKS—(continued)		100.6%

	Specialty Retail	2.7%
6,000	Wal-Mart Stores, Inc.			$300,840

	Textiles, Apparel & Luxury Goods	2.6%
4,200	Nike, Inc.—Class B			294,000

	Transportation	3.3%
3,000	C.H. Robinson Worldwide, Inc.			194,970
4,500	Expeditors International of Washington, Inc.			178,155

				373,125

	TOTAL COMMON STOCKS (Cost $10,984,202)			11,249,533

	TOTAL INVESTMENTS (Cost $10,984,202)		100.6%	11,249,533
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.6)%	(64,499)

	TOTAL NET ASSETS		100.0%	$11,185,034

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010

			Jacob
	Jacob		Small Cap	Jacob
	Internet Fund		Growth Fund	Wisdom Fund

Assets:
Investments, at value (cost $28,415,976, $3,839,062 and $10,984,202, respectively)	$35,168,171	(1)	$3,987,664	$11,249,533
Cash	732,446		110,884	—
Cash from securities lending broker (see Note 6)	1,187,069		—	—
Receivable for capital shares sold	116		—	—
Receivable for investments sold	58,169		19,389	—
Dividend receivable	6,900		—	17,770
Receivable from Adviser	—		—	718
Other assets	11,302		26,130	39,369

Total Assets	37,164,173		4,144,067	11,307,390

Liabilities:
Payable for collateral received for securities loaned	1,926,304		—	—
Payable to Adviser	34,987		—	—
Payable to Custodian	2,488		2,228	17,972
Payable for distribution expenses (see Note 7)	7,066		1,483	8,563
Payable for capital shares repurchased	10,815		5,650	2,000
Accrued printing and mailing fees	11,317		3,488	15,083
Accrued transfer agent fees	55,962		12,432	36,135
Accrued expenses and other liabilities	56,817		45,760	42,603

Total Liabilities	2,105,756		71,041	122,356

Net Assets	$35,058,417		$4,073,026	$11,185,034

Net Assets Consist Of:
Capital Stock	$46,718,036		$21,225,326	$12,636,200
Undistributed net investment income	—		—	23,502
Accumulated net realized loss on investments	(18,411,814)		(17,300,902)	(1,739,999)
Net unrealized appreciation on investments	6,752,195		148,602	265,331

Total Net Assets	$35,058,417		$4,073,026	$11,185,034

Shares outstanding (20 billion shares of $0.001 par value authorized)	15,394,577		373,736	1,462,563

Net asset value, redemption price and offering price per share	$2.28		$10.90	$7.65

(1)	Includes securities out on loan to brokers with a market value of $1,855,847.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS

		Jacob	Jacob
	Jacob	Small Cap	Small Cap
	Internet Fund	Growth Fund*	Growth Fund
	Year Ended	Period Ended	Year Ended
	August 31, 2010	August 31, 2010	September 30, 2009

Investment Income
Dividend income	$189,983 (1)	$10,750 (1)	$139,031
Interest income	264	47	3,169
Securities lending income	20,330	—	—

Total Investment Income	210,577	10,797	142,200

Expenses
Investment advisory fee	466,196	48,055	183,270
Distribution expenses (See Note 7)	130,535	9,958	—
Administration fee	47,945	37,224	42,399
Fund accounting fees	29,680	27,307	32,067
Transfer agent fees	179,642	41,098	56,105
Custody fees	7,916	10,581	30,217
Federal and state registration	31,805	29,877	27,466
Insurance expense	30,910	10,600	6,406
Audit fees	16,467	16,130	17,524
Legal fees	80,659	26,522	49,237
Reports to shareholders	56,257	6,885	10,096
Directors’ fees and expenses	62,324	11,121	32,917
Interest expense (See Note 8)	—	858	524
Other	390	41	580

Total Expenses	1,140,726	276,257	488,808
Expense Waiver (See Note 5)	(37,296)	(31,219)	—

Net expenses	1,103,430	245,038	488,808

Net Investment Loss	(892,853)	(234,241)	(346,608)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	374,166	1,514,092	(10,301,467)
Change in net unrealized appreciation/depreciation on investments	5,557,792	(1,331,963)	2,239,980

Net realized and unrealized gain (loss) on investments	5,931,958	182,129	(8,061,487)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,039,105	$(52,112)	$(8,408,095)

(1)	Net of foreign tax withheld of $1,556 for Internet Fund and $200 for Small Cap Growth Fund.

*	The Jacob Small Cap Growth Fund’s predecessor Fund had a fiscal year end of September 30, so the current activity begins on October 1, 2009 and the numbers shown above are for the eleven month period. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS

	Jacob	Jacob
	Wisdom Fund**	Wisdom Fund
	Period Ended	Year Ended
	August 31, 2010	May 31, 2010

Investment Income
Dividend income	$103,089 (1)	$352,817
Interest income	—	1,569

Total Investment Income	103,089	354,386

Expenses
Investment advisory fee	14,645	61,368
Distribution expenses (See Note 7)	10,252	63,850
Administration fee	10,284	43,231
Fund accounting fees	7,360	66,232
Transfer agent fees	12,172	75,031
Custody fees	1,932	5,560
Federal and state registration	7,912	50,858
Insurance expense	1,472	1,648
Audit fees	13,000	27,190
Legal fees	5,888	77,972
Reports to shareholders	4,876	7,447
Directors’ fees and expenses	4,416	6,954
Other	23	14,524

Total Expenses	94,232	501,865
Expense Waiver (See Note 5)	(14,645)	(175,159)

Net expenses	79,587	326,706

Net Investment Income	23,502	27,680

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(186,905)	(518,138)
Change in net unrealized appreciation/depreciation on investments	168,807	2,581,798

Net realized and unrealized gain (loss) on investments	(18,098)	2,063,660

Net Increase in Net Assets Resulting from Operations	$5,404	$2,091,340

(1)	Net of foreign tax withheld of $93 for Wisdom Fund.

**	The Jacob Wisdom Fund had a fiscal year end of May 31, which was the predecessor Fund’s year end, so the current activity begins on June 1, 2010 and the numbers shown above are for the three month period. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009

Operations:
Net investment loss	$(892,853)	$(1,042,151)
Net realized gain (loss) on investments	374,166	(11,396,531)
Change in net unrealized appreciation/depreciation on investments	5,557,792	9,291,943

Net increase (decrease) in net assets resulting from operations	5,039,105	(3,146,739)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	2,607,596	3,423,395
Cost of shares redeemed	(9,504,225)	(7,882,700)
Redemption fees	2,907	3,366

Net decrease in net assets resulting from capital share transactions	(6,893,722)	(4,455,939)

Net Decrease in Net Assets	(1,854,617)	(7,602,678)
Net Assets:
Beginning of period	36,913,034	44,515,712

End of period	$35,058,417	$36,913,034

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	August 31, 2010*	September 30, 2009	September 30, 2008

Operations:
Net investment loss	$(234,241)	$(346,608)	$(672,420)
Net realized gain (loss) on investments	1,514,092	(10,301,467)	(2,635,709)
Change in net unrealized appreciation/depreciation on investments	(1,331,963)	2,239,980	(15,080,673)

Net decrease in net assets resulting from operations	(52,112)	(8,408,095)	(18,388,802)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	551,595	3,717,444	6,922,287
Cost of shares redeemed	(4,747,889)	(18,909,229)	(7,012,706)
Redemption fees	61	14,509	7,690

Net decrease in net assets resulting from capital share transactions	(4,196,233)	(15,177,276)	(82,729)

Net Decrease in Net Assets	(4,248,345)	(23,585,371)	(18,471,531)
Net Assets:
Beginning of period	8,321,371	31,906,742	50,378,273

End of period	$4,073,026	$8,321,371	$31,906,742

*	The Jacob Small Cap Growth Fund’s predecessor Fund had a fiscal year end of September 30, so the current activity begins on October 1, 2009 and the numbers shown above are for the eleven month period. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	August 31, 2010*	May 31, 2010	May 31, 2009

Operations:
Net investment income	$23,502	$27,680	$29,081
Net realized loss on investments	(186,905)	(518,138)	(867,410)
Net realized gain on options	—	—	51,095
Change in net unrealized appreciation/depreciation on investments	168,807	2,581,798	(6,038,905)

Net increase (decrease) in net assets resulting from operations	5,404	2,091,340	(6,826,139)

Distributions to Shareholders
From net investment income	—	—	(49,788)
From capital gains	—	(18,597)	(1,141,787)
From return of capital	—	(20,060)	—

Total distributions to shareholders	—	(38,657)	(1,191,575)

Capital Share Transactions: (Note 3)
Proceeds from shares sold	168,755	1,402,974	822,733
Proceeds from reinvestment of distribution	—	37,169	1,120,835
Cost of shares redeemed	(751,818)	(3,563,889)	(5,012,390)
Redemption fees	—	39	—

Net decrease in net assets resulting from capital share transactions	(583,063)	(2,123,707)	(3,068,822)

Net Decrease in Net Assets	(577,659)	(71,024)	(11,086,536)
Net Assets:
Beginning of period	11,762,693	11,833,717	22,920,253

End of period**	$11,185,034	$11,762,693	$11,833,717

** Includes undistributed net investment income of:	$23,502	$—	$—

*	The Jacob Wisdom Fund had a fiscal year end of May 31, which was the predecessor Fund’s year end, so the current activity begins on June 1, 2010 and the numbers shown above are for the three month period. The fiscal year end was changed to August 31 to align with the other Jacob Funds.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
FINANCIAL HIGHLIGHTS

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2010		August 31, 2009		August 31, 2008		August 31, 2007		August 31, 2006

Per Share Data:
Net asset value, beginning of period	$1.99		$2.07		$2.71		$2.47		$2.06

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(1)	(0.06	)(1)	0.02	(2)	(0.01	)(1)	(0.03)
Net realized and unrealized gains (losses) on investments	0.35		(0.02)		(0.59)		0.28		0.44

Total from investment operations	0.29		(0.08)		(0.57)		0.27		0.41

Less distributions from net investment income	—		—		(0.07)		(0.03)		—

Net asset value, end of period	$2.28		$1.99		$2.07		$2.71		$2.47

Total return	14.57%		(3.86)%		(21.63)%		11.06%		19.90%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$35,058		$36,913		$44,516		$77,518		$73,106
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	3.06%		3.71%		2.69%		2.36%		2.42%
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	2.96%	(4)	3.64%	(4)	2.65%	(3)	2.26%	(3)	2.35%	(3)
Ratio of net investment income (loss) (prior to waiver or reimbursements) to average net assets	(2.49)%		(3.54)%		0.86%		(0.26)%		(1.65)%
Ratio of net investment income (loss) (after waiver or reimbursements) to average net assets	(2.39)%	(4)	(3.47)%	(4)	0.90%	(3)	(0.16)%	(3)	(1.58)%	(3)
Portfolio turnover rate	52.09%		106.98%		80.46%		91.44%		125.99%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Reflects Adviser’s waiver of 0.10% of the shareholder servicing fee beginning December 29, 2005 and ending December 31, 2007.
(4)	For the period January 1, 2009 through January 2, 2011, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s expense ratio exceeds 2.95%.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

	October 1, 2009
	Through		Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31, 2010(1)		September 30, 2009		September 30, 2008		September 30, 2007		September 30, 2006		September 30, 2005

Per Share Data:
Net asset value, beginning of period	$11.16		$13.82		$21.94		$15.81		$16.16		$14.90

Income (loss) from investment operations:
Net investment loss	(0.48	)(2)	(0.17	)(2)	(0.29	)(3)	(0.31	)(2)	(0.27	)(2)	(0.26	)(3)
Net realized and unrealized gain (loss) on investments	0.22		(2.49)		(7.83)		6.44		(0.08)		1.52

Total from investment operations	(0.26)		(2.66)		(8.12)		6.13		(0.35)		1.26

Net asset value, end of period	$10.90		$11.16		$13.82		$21.94		$15.81		$16.16

Total return	(2.33)%	(7)	(19.25)%		(37.01)%		38.77%		(2.17)%		8.46%
Supplemental data and ratios:
Net assets, end of period (in thousands)	$4,073		$8,321		$31,907		$50,378		$40,627		$57,173
Ratio of gross operating expenses (prior to waiver or reimbursements) to average net assets	5.43%	(4)(5)(8)	2.64%	(4)(5)	1.86%	(4)	1.83%	(4)	1.73%	(4)	1.73%	(4)
Ratio of net operating expenses (after waiver or reimbursements) to average net assets	4.82%	(4)(5)(6)(8)	2.64%	(4)(5)	1.86%	(4)	1.83%	(4)	1.73%	(4)	1.73%	(4)
Ratio of net investment loss (prior to waiver or reimbursements) to average net assets	(5.21)%	(8)	(1.87)%		(1.56)%		(1.72)%		(1.61)%		(1.60)%
Ratio of net investment loss (after waiver or reimbursements) to average net assets	(4.60)%	(5)(6)(8)	(1.87)%	(5)	(1.56)%		(1.72)%		(1.61)%		(1.60)%
Portfolio turnover rate	228.16%	(7)	307.06%		246.41%		231.96%		246.66%		246.17%

(1)	The financial highlights set forth herein include the historical financial highlights of the Rockland Small Cap Growth Fund. The assets of the Rockland Small Cap Growth Fund were acquired by the Jacob Small Cap Growth Fund on February 1, 2010. At the time of the reorganization, the adviser changed from Gould Investment Partners, LLC to Jacob Asset Management of New York LLC. The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	The expense ratio includes interest expense paid to the custodian on overdrafts to cover shareholder redemptions. The expense ratio for interest expense paid to the custodian for the period ended August 31, 2010 and the years ended September 30, 2009, 2008, 2007, 2006 and 2005 was 0.02%, 0.01%, 0.01%, 0.01%, 0.01% and 0.02%, respectively.
(5)	Effective September 1, 2009, Gould Investment Partners, LLC agreed to voluntarily waive 0.25% of its advisory fee indefinitely. The impact on the net expense ratio was (0.01)% for the fiscal year ended September 30, 2009 and (0.25)% for the period October 1, 2009 through January 31, 2010.
(6)	Effective February 1, 2010 (date of reorganization) and for a period of two years following the reorganization, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the average daily net assets, to the extent that the Fund’s operating expenses exceed 2.45% of average daily net assets.
(7)	Not annualized.
(8)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
FINANCIAL HIGHLIGHTS

	June 1, 2010
	Through		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2010(1)		May 31, 2010(2)	May 31, 2009	May 31, 2008	May 31, 2007	May 31, 2006

Net asset value, beginning of period	$7.65		$6.48	$10.34	$13.28	$12.16	$12.72

Income (loss) from investment operations:
Net investment (loss) income	0.02		0.00	(0.02)	(0.11)	(0.10)	0.00 (4)
Net realized and unrealized gain (loss) on securities	(0.02)		1.18	(3.23)	(1.13)	2.29	0.22

Total from investment operations	0.00		1.18	(3.25)	(1.24)	2.19	0.22

Less distributions:
Dividends (from net investment income)	—		—	—	—	—	(0.06)
Distributions (from capital gains)	—		(0.01)	(0.61)	(1.70)	(1.07)	(0.72)

Total distributions	—		(0.01)	(0.61)	(1.70)	(1.07)	(0.78)

Net asset value, end of period	$7.65		$7.65	$6.48	$10.34	$13.28	$12.16

Total return	0.00%	(5)	18.24%	(31.46)%	(9.77)%	18.59%	1.66%
Net assets, end of period (in thousands)	$11,185		$11,763	$4,315	$8,539	$12,154	$12,842
Ratios of:
Gross operating expenses (prior to waiver or reimbursements) to average net assets(3)	3.22%	(6)	4.24%	3.44%	2.72%	2.48%	2.28%
Net operating expenses (after waiver or reimbursements) to average net assets(3)	2.72%	(6)	3.14%	2.75%	2.71%	2.48%	2.28%
Net investment income (loss) (prior to waiver or reimbursements) to average net assets	0.30%	(6)	(0.80)%	(0.86)%	(0.90)%	(0.76)%	0.07%
Net investment income (loss) (after waiver or reimbursements) to average net assets	0.80%	(6)	0.30%	(0.17)%	(0.89)%	(0.76)%	0.07%
Portfolio turnover rate	6.50%	(5)	60.69%	37.12%	30.89%	10.72%	19.03%

(1)	The Fund’s fiscal year was changed to August 31 to align with the other Jacob Funds.
(2)	The financial highlights set forth herein include the historical financial highlights of the Wisdom Fund. The Wisdom Fund was reorganized into Jacob Wisdom Fund on February 18, 2010. On December 1, 2009, the adviser changed from Atlanta Investment Counsel, LLC to Jacob Asset Management of New York LLC. Information prior to February 18, 2010 reflects the performance of the Wisdom Fund’s Class B shares. The return of capital listed in Note 4 was paid out of the Wisdom Fund’s Institutional Class and Investor Class.
(3)	Effective February 18, 2010 (date of reorganization) and for a period of two years following the reorganization, the Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.50% of the average daily net assets, to the extent that the Fund’s operating expenses exceed 1.95% of average daily net assets. Prior to November 30, 2009, the previous adviser agreed to waive operating expenses over 1.75% of the Fund’s average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.
(4)	No effect to net investment income due to reimbursement of $10,752 by the previous adviser for certain trade errors.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2010

NOTE 1—DESCRIPTION OF FUND

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of three “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”) and the Jacob Wisdom Fund (the “Wisdom Fund”), collectively the “Funds” and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund is long-term growth of capital. The primary investment objective of the Wisdom Fund is to maximize total investment return consisting of a combination of income and capital appreciation. The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund acquired the Rockland Small Cap Growth Fund on February 1, 2010 and the Jacob Wisdom Fund acquired the Wisdom Fund on February 18, 2010.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value. Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Corporation has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Corporation’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

The following is a summary of the inputs used to value the Internet Fund’s net assets as of August 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock
Internet—Commerce	$8,750,071	$—	$—	$8,750,071
Internet—Communications	2,179,008	—	—	2,179,008
Internet—Infrastructure	13,161,143	—	—	13,161,143
Internet—Media	10,884,831	—	—	10,884,831

Total Common Stock	34,975,053	—	—	34,975,053

Investments Purchased With Cash Proceeds From Securities Lending
Commercial Paper	—	—	193,118	193,118
Investment Company	—	—	—	—

Total Investments Purchased With Cash Proceeds From Securities Lending	—	—	193,118	193,118

Total Investments in Securities	$34,975,053	$—	$193,118	$35,168,171

*	There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
Description	in Securities

Balance as of August 31, 2009	$715,150
Accrued discounts/premiums	—
Realized gain (loss)	(303,767)
Change in unrealized appreciation (depreciation)	468,469
Net purchases (sales)	(686,734)
Transfers in and/or out of Level 3*	—

Balance as of August 31, 2010	$193,118

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

The following is a summary of the inputs used to value the Small Cap Growth Fund’s net assets as of August 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock
Alternative Energy	$389,400	$—	$—	$389,400
Commercial Services	101,360	—	—	101,360
Computers & Peripherals	120,400	—	—	120,400
Education	147,885	—	—	147,885
Health Care Services and Supplies	225,810	—	—	225,810
Internet Services	681,976	—	—	681,976
Medical	179,880	—	—	179,880
Oil & Gas Exploration & Production	140,400	—	—	140,400
Pharmaceuticals	442,840	—	—	442,840
Retail & Restaurants	338,913	—	—	338,913
Semiconductors	512,582	—	—	512,582
Software	706,015	—	—	706,015

Total Common Stock	3,987,461	—	—	3,987,461

Warrants	—	203	—	203

Total Investments in Securities	$3,987,461	$203	$—	$3,987,664

*	There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

The following is a summary of the inputs used to value the Wisdom Fund’s net assets as of August 31, 2010:

	Level 1	Level 2	Level 3	Total

Common Stock
Air Freight & Logistics	$382,800	$—	$—	$382,800
Beverages	1,465,066	—	—	1,465,066
Commercial Banks	253,800	—	—	253,800
Commercial Services & Supplies	679,289	—	—	679,289
Consumer Finance	1,021,200	—	—	1,021,200
Education	325,347	—	—	325,347
Food & Staples Retailing	197,925	—	—	197,925
Food Products	469,710	—	—	469,710
Health Care Equipment & Supplies	823,278	—	—	823,278
Health Care Providers & Services	16	—	—	16
Hotels, Restaurants & Leisure	255,710	—	—	255,710
Household Products	644,436	—	—	644,436
Independent Power Producers & Energy Traders	101,600	—	—	101,600
Insurance	856,060	—	—	856,060
Machinery	72,741	—	—	72,741
Oil, Gas & Consumable Fuels	714,780	—	—	714,780
Pharmaceuticals	369,690	—	—	369,690
Real Estate Investment Trusts	1,498,620	—	—	1,498,620
Software	149,500	—	—	149,500
Specialty Retail	300,840	—	—	300,840
Textiles, Apparel Luxury Goods	294,000	—	—	294,000
Transportation	373,125	—	—	373,125

Total Common Stock	11,249,533	—	—	11,249,533

Total Investments in Securities	$11,249,533	$—	$—	$11,249,533

*	There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and effective for fiscal years beginning after November 15, 2008. These standards were intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. These standards do not have any impact on the Funds’ financial statement disclosures because the Funds have not maintained any positions in derivative instruments or engaged in hedging activities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

In May 2009, the Financial Accounting Standards Board (“FASB”) issued subsequent event standards. The Funds adopted these standards which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

(b) Repurchase Agreements—The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in U.S. government securities by the Federal Reserve Bank of New York. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price and an agreed-upon time. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Funds’ acquisition of the securities and normally would be within a shorter period of time. The resale price of the security back to the original seller will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Funds’ money will be invested in the security, and will not be related to the coupon rate of the purchased security. In the event that the repurchase agreement is held for more than one day, the security serving as collateral for the repurchase agreement will be marked-to-market daily to ensure that the value of the collateral does not decrease below the purchase price, plus accrued interest. If a decrease occurs, the seller will provide additional collateral to add to the account to maintain appropriate collateralization.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed upon repurchase price on the repurchase date. If the seller defaults, the Funds may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Delays may result in possible decline in the value of the underlying security while the Funds seek their rights thereto, possible lack of access to income on the underlying security during the delayed period, and expenses in enforcing the Funds’ rights.

(c) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities,

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed at least annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2010. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2010. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. Major jurisdictions for the Funds only relate to federal tax years. As of August 31, 2010, open federal tax years include the tax year ended August 31, 2007 through August 31, 2010 for the Internet Fund, the tax year ended September 30, 2007 through September 30, 2009 and period ended August 31, 2010 for the Small Cap Growth Fund and the tax year ended May 31, 2007 through May 31, 2010 and period ended August 31, 2010 for the Wisdom Fund.

(h) Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2010 there were twenty billion shares, $0.001 par value, authorized. Transactions in shares of the Internet Fund were as follows:

	Year Ended
	August 31, 2010
	Shares	Amount

Sales	1,163,307	$2,607,596
Redemptions	(4,295,385)	(9,504,225)
Redemption Fees	—	2,907

Net Decrease	(3,132,078)	$(6,893,722)

Shares Outstanding:
Beginning of period	18,526,655

End of period	15,394,577

	Year Ended
	August 31, 2009
	Shares	Amount

Sales	2,129,996	$3,423,395
Redemptions	(5,110,570)	(7,882,700)
Redemption Fees	—	3,366

Net Decrease	(2,980,574)	$(4,455,939)

Shares Outstanding:
Beginning of period	21,507,229

End of period	18,526,655

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

Transactions in shares of the Small Cap Growth Fund were as follows:

	October 1, 2009*
	Through
	August 31, 2010
	Shares	Amount
Sales	46,886	$551,595
Redemptions	(418,856)	(4,747,889)
Redemption Fees	—	61

Net Decrease	(371,970)	$(4,196,233)

Shares Outstanding
Beginning of period	745,706

End of period	373,736

	Year Ended
	September 30, 2009
	Shares	Amount
Sales	396,759	$3,717,444
Redemptions	(1,959,349)	(18,909,229)
Redemption Fees	—	14,509

Net Decrease	(1,562,590)	$(15,177,276)

Shares Outstanding
Beginning of period	2,308,296

End of period	745,706

	Year Ended
	September 30, 2008
	Shares	Amount
Sales	368,060	$6,922,287
Redemptions	(355,845)	(7,012,706)
Redemption Fees	—	7,690

Net Increase (Decrease)	12,215	$(82,729)

Shares Outstanding
Beginning of period	2,296,081

End of period	2,308,296

*	The Small Cap Growth Fund’s predecessor Fund had a fiscal year end of September 30, so the current activity begins on October 1, 2009.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

Transactions in shares of the Wisdom Fund were as follows:

	June 1, 2010*
	Through
	August 31,2010
	Shares	Amount
Sales	21,685	$168,755
Reinvestments	—	—
Redemptions	(97,107)	(751,818)

Net Decrease	(75,422)	$(583,063)

Shares Outstanding
Beginning of period	1,537,985

End of period	1,462,563

	Year Ended
	May 31, 2010
	Shares	Amount
Sales	174,779	$1,402,974
Net shares issued as part of Reorganization	62,778	—
Reinvestments	4,561	37,169
Redemptions	(466,437)	(3,563,889)
Redemption Fees	—	39

Net Decrease	(224,319)	$(2,123,707)

Shares Outstanding
Beginning of period	1,762,304

End of period	1,537,985

	Year Ended**
	May 31, 2009
	Shares	Amount
Sales	102,405	$822,733
Reinvestments	165,507	1,120,835
Redemptions	(658,144)	(5,012,390)

Net Decrease	(390,232)	$(3,068,822)

Shares Outstanding
Beginning of period	2,152,536

End of period	1,762,304

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

*	The Wisdom Fund’s had a fiscal year end of May 31, which was the Predecessor Fund’s year end, so the current activity begins on June 1, 2010. The fiscal year end was changed to August 31 to align with the other Jacob Funds.
**	The shares and amounts are a combination of Institutional Class, Investor Class, Class B and Class C shares from the Wisdom Fund’s predecessor Fund.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. As of August 31, 2010, two shareholders own greater than 10% of the Wisdom Fund’s outstanding shares.

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2010 for the Internet Fund, the period from October 1, 2009 through August 31, 2010 for the Small Cap Growth Fund and the period from June 1, 2010 to August 31, 2010 for the Wisdom Fund, purchases and sales of investment securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales

Jacob Internet Fund	$18,471,526	20,982,776
Jacob Small Cap Growth Fund	12,329,700	16,874,957
Jacob Wisdom Fund	736,043	1,094,916

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the periods ended August 31, 2010.

At August 31, 2010, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Wisdom
	Fund	Growth Fund	Fund
Cost of Investments	$30,172,192	$3,874,939	$10,984,202

Gross unrealized appreciation	11,869,845	478,810	938,731
Gross unrealized depreciation	(6,873,866)	(366,085)	(673,400)

Net unrealized appreciation	$4,995,979	$112,725	$265,331

Undistributed ordinary income	—	—	23,502
Undistributed long-term capital gain	—	—	—

Total distributable earnings	$—	—	$23,502

Other accumulated losses	$(16,655,598)	$(17,265,025)	$(1,739,999)

Total accumulated losses	$(11,659,619)	$(17,152,300)	$(1,451,166)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales. At August 31, 2010, the Funds had accumulated net realized capital loss carryovers as follows:

Internet	Small Cap	Wisdom
Fund	Growth Fund	Fund	Expiration

$—	$2,765,334	$—	8/31/2011
9,281,045	8,454,402	1,304,999	8/31/2017
6,513,248	6,045,289	435,000	8/31/2018

$15,794,293	$17,265,025	$1,739,999

To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended August 31, 2010, the Internet Fund and Small Cap Growth Fund had $89,876,360 and $87,076 in capital loss carryover expire, respectively. At August 31, 2010, the Internet Fund had net realized losses from transactions between November 1, 2009 and August 31, 2010 of $861,305, which were deferred for tax purposes and were recognized on September 1, 2010.

The Internet Fund made no distributions during the years ended August 31, 2010 and 2009. The Small Cap Growth Fund made no distributions during the period from October 1, 2009 through August 31, 2010 and during the fiscal years ended September 30, 2009 and September 30, 2008. The Wisdom Fund made no distributions during the period from June 1, 2010 through August 31, 2010 and paid $20,060 as a return of capital and paid $18,597 out of capital gains during the year ended May 31, 2010. The Wisdom Fund paid $49,788 out of ordinary income and $1,141,787 out of capital gains during the year ended May 31, 2009.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.

Differences primarily relate to the tax treatment of net operating losses, expiring capital losses, and foreign currency gains and losses. To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, undistributed net investment income (loss) and undistributed net realized gain (loss) on investments and foreign currency translations. Accordingly, at August 31, 2010 reclassifications were recorded as follows:

Decrease Capital Stock in the amounts of $90,769,213 and $321,317 for the Internet Fund and Small Cap Growth Fund, respectively. Increase to Undistributed Net Investment Income in the amount of $892,853 and $234,241 for the Internet Fund and Small Cap Growth Fund, respectively. Increase to Accumulated Net Realized Loss in the amount of $89,876,360 and $87,076 for the Internet Fund and Small Cap Growth Fund, respectively.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

NOTE 5—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain officers and Directors of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets, 0.90% of the Small Cap Growth Fund’s average daily net assets and 0.50% of the Wisdom Fund’s average daily net assets.

Effective January 1, 2009, the Adviser has contractually agreed to waive up to 0.10% of the average daily net assets from its advisory fee to the extent the Internet Fund’s total annual operating expenses exceed 2.95% of the average daily net assets through January 2, 2012. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the year ended August 31, 2010, fees of $37,296 were waived by the Adviser.

Effective February 1, 2010 (date of reorganization of the Small Cap Growth Fund), the Adviser has contractually agreed for a period of two years to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses exceed 2.45% of average daily net assets. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Small Cap Growth Fund’s expenses to exceed 2.45%. For the period from February 1, 2010 through August 31, 2010, fees of $25,607 were waived by the Adviser.

Effective February 18, 2010 (date of reorganization of the Wisdom Fund), the Adviser has contractually agreed for a period of two years to waive its advisory fees in an amount up to an annual rate of 0.50% of the Fund’s average daily net assets, to the extent that the Wisdom Fund’s total annual operating expenses exceed 1.95% of average daily net assets. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Wisdom Fund’s expenses to exceed 1.95%. For the periods from February 18, 2010 through May 31, 2010 and June 1, 2010 through August 31, 2010, fees of $17,306 and $14,645, respectively were waived by the Adviser.

Following is a schedule of when fees may be recouped:

Internet	Small Cap	Wisdom
Fund	Growth Fund	Fund	Expiration

$19,996	$—	$—	August 31, 2012
—	—	17,306	May 31, 2013
37,296	25,607	14,645	August 31, 2013

$57,292	$25,607	$31,951

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

The Rockland Small Cap Growth Fund was the predecessor fund of the Small Cap Growth Fund. All performance and operations reported for the period prior to February 1, 2010 represent the activity of the Rockland Small Cap Growth Fund.

The Wisdom Fund was the predecessor fund of the Jacob Wisdom Fund. All performance and operations reported for the periods prior to February 18, 2010 represent the activity of the Wisdom Fund.

Gould Investment Partners, LLC (“Gould”) was the adviser of the Rockland Small Cap Growth Fund (prior to February 1, 2010). Under terms of the former advisory agreement, Gould received a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. Effective September 1, 2009, Gould agreed to voluntarily waive 0.25% of its advisory fee until the reorganization of the Rockland Small Cap Growth Fund into the Small Cap Growth Fund. For the period from October 1, 2009 through January 31, 2010, fees of $5,612 were waived by Gould.

Atlanta Investment Counsel, LLC (“AIC”) was the adviser of the Wisdom Fund (prior to December 1, 2009). Under terms of the former advisory agreement, AIC received a monthly fee at the annual rate of 0.50% of the Fund’s average daily net assets. AIC agreed to voluntarily waive all or a portion of its advisory fee and to reimburse fees and expense to the extent the Wisdom Fund’s total annual operating expenses exceeded 1.75% of the average daily net assets, exclusive of interest, taxes, brokerage fees and 12b-1 fees.

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. FAF Advisors, Inc. serves as the securities lending agent.

NOTE 6—SECURITIES LENDING

The Funds may lend portfolio securities equal in value to up to 33% of their total assets (including such loans) to borrowers under terms of participation in a securities lending program administered by FAF Advisors, Inc. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the types of security, length of the loan and credit standing of the borrower. The Funds continue to receive interest or dividends on the securities loaned during the borrowing period. The Funds have the right under the terms of the securities lending agreement to recover the securities from the borrower on demand. FAF Advisors, Inc. received no income from the Internet Fund for its securities lending administrative services during the year ended August 31, 2010. The Small Cap Growth Fund and Wisdom Fund did not participate in securities lending during the periods ended August 31, 2010.

As of August 31, 2010, the Internet Fund had loaned securities that were collateralized by cash proceeds that the borrower paid to the Internet Fund. The cash collateral is invested by the custodian with the approval of the Adviser. Although risk is mitigated by the collateral and by an indemnification by the securities lending agent, the Internet Fund could experience a delay in recovering its securities and possible loss of income or value if

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

the borrower fails to return the borrowed securities. The Internet Fund is also exposed to market risk on the investments it purchases with the proceeds of the cash collateral. As of August 31, 2010, the value of the Internet Fund’s securities on loan was $1,855,847. The cost of the related collateral was $739,236 and the fair value of the investments purchased was $193,118. An amount of $1,187,069 of the collateral was not invested and held in cash. As of August 31, 2010, the Internet Fund had experienced $546,118 of unrealized depreciation and $303,767 of realized loss on the investments it purchased with proceeds of the cash collateral.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser up to 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $130,535 in expenses pursuant to the 12b-1 Plan for the year ended August 31, 2010. At August 31, 2010, $7,066 of the Shareholder Servicing Fee was available for eligible 12b-1 expenses for the Internet Fund.

The Corporation, on behalf of the Small Cap Growth Fund and Wisdom Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund and Wisdom Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $9,958 and the Wisdom Fund incurred $10,252 in expenses pursuant to the 12b-1 Plan for the eleven months ended and the three months ended August 31, 2010, respectively. At August 31, 2010, $1,483 and $8,563 of the Shareholder Servicing Fee was available for eligible 12b-1 expenses for the Small Cap Growth Fund and Wisdom Fund, respectively.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

NOTE 8—	LINE OF CREDIT

During the course of operations, the Small Cap Growth Fund’s predecessor fund custody account with U.S. Bank, N.A. (the “Bank”) was overdrawn at times during the period due to shareholder redemptions. The predecessor fund had an unsecured Line of Credit (“LOC”) with the Bank that was only utilized to cover overdrafts from shareholder redemptions. Under the terms of the LOC, borrowings for the predecessor fund were limited to the lesser of $7 million or 33.33% of its net assets. The Bank charged interest at its prime rate (weighted average rate of 3.25% for the period October 1, 2009 through January 31, 2010) for overdrafts. During the period from October 1, 2009 through January 31, 2010, on days that the predecessor fund was overdrawn, it had an outstanding average overdraft balance of $154,016. The predecessor fund incurred $858 in interest expense for the period from October 1, 2009 through January 31, 2010.

NOTE 9—	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Corporation’s Board of Directors’ meeting on July 23, 2010, the full Board of Directors, based on the recommendations and approvals of the Corporation’s Audit Committee, approved the appointment of BBD, LLP (“BBD”) as the Corporation’s independent registered public accounting firm for the fiscal period ending August 31, 2010, replacing Deloitte & Touche, LLP.

Deloitte & Touche, LLP audited the Jacob Internet Fund’s financial statements for each of the four fiscal years ended August 31, 2009. Deloitte & Touche, LLP also audited the financial statements for the Jacob Wisdom Fund for the fiscal year ended May 31, 2010. These audits contained no adverse opinion or disclaimer of opinions. Further, there were no disagreements between the Corporation and Deloitte & Touche, LLP on accounting principles or practices, financial statements disclosure or audit scope or procedures, which, if not resolved to the satisfaction of Deloitte & Touche, LLP, would have caused them to make reference to the disagreement in their reports. During the period from the issuance of the above referenced financial statements through the cessation of the relationship, there were no disagreements with Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

During the two most recent fiscal years and through July 23, 2010 for Jacob Internet Fund and the most recent fiscal year ended and through July 23, 2010 for Jacob Wisdom Fund, neither Jacob Asset Management of New York, LLC and the Corporation, nor anyone on their behalf had consulted BBD on items which concerned the application of accounting principles or practices as to a specified transaction, or the type of audit opinion that might be rendered on the Corporation’s financial statements, or any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2010

NOTE 10—	SUBSEQUENT EVENTS

In connection with the preparation of the Funds’ financial statements, management has evaluated subsequent events after August 31, 2010. There have been no significant subsequent events since August 31, 2010 that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of the
Jacob Internet Fund,
Jacob Small Cap Growth Fund, and
Jacob Wisdom Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund, each a series of shares of Jacob Funds Inc. (the “Funds”), including the schedules of investments, as of August 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for the year or period then ended. Additionally, for the Jacob Wisdom Fund we have audited the statement of changes in net assets for the year ended May 31, 2009 and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for all of the remaining years or periods presented were audited by other auditors, whose reports dated July 30, 2010, November 23, 2009, and October 28, 2009 each expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund as of August 31, 2010, the results of their operations, changes in their net assets, and their financial highlights for the year or period then ended and also for the Jacob Wisdom Fund, the changes in its net assets for the year ended May 31, 2009 and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 29, 2010

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2010 for the Internet Fund, Small Cap Growth Fund and Wisdom Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/10–8/31/10) for the Internet Fund, Small Cap Growth Fund and Wisdom Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on shares sold within 30 days for the Internet Fund and 90 days for the Small Cap Growth Fund and Wisdom Fund following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

Internet Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/10	Value 8/31/10	3/1/10–8/31/10*

Actual	$1,000.00	$1,036.40	$14.12
Hypothetical (5% annual return before expenses)	$1,000.00	$998.84	$13.85

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.75% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/10	Value 8/31/10	3/1/10–8/31/10*

Actual	$1,000.00	$968.00	$23.07
Hypothetical (5% annual return before expenses)	$1,000.00	$989.27	$23.32

*	Expenses are equal to the Small Cap Growth Fund’s annualized expense ratio of 4.65% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Wisdom Fund

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/10	Value 8/31/10	3/1/10–8/31/10*

Actual	$1,000.00	$983.30	$15.85
Hypothetical (5% annual return before expenses)	$1,000.00	$996.73	$15.95

*	Expenses are equal to the Wisdom Fund’s annualized expense ratio of 3.17% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-Jacob-fx (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors of the Corporation is set forth below. The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-Jacob-fx (1-888-522-6239).

				Number of
		Term of		Portfolios
		Office &		in Fund	Other
	Position(s)	Length of		Complex	Directorships
	Held within	Time	Principal Occupation During	Overseen	Held By
Name, Address and Age	the Corporation	Served(1)	Past Five Years	by Director	Director

Independent Directors:
William B. Fell 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 41	Director	Since 1999	Controller, ABB Inc., Instrumentation Division, since September 2009; General Accounting Manager, ABB Inc., Instrumentation Division, February 2004–September 2009.	3	None

Christopher V. Hajinian 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 41	Director	Since 1999	Property Management, since 2008; Attorney, Neil A. Morris Associates, P.C., 2006–2007; Attorney, Christopher V. Hajinian, P.C., 2004–2005.	3	None

Jeffrey I. Schwarzschild 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 39	Director	Since 1999	Deputy Attorney General, The State of California, since October 2006; Associate attorney, Law Office of Mark E. Merin, April 2003–September 2006.	3	None
Interested Directors:
Ryan I. Jacob(2) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 41	Director, President, Chairman of the Board and Chief Executive Officer	Since 1999	Chairman and Chief Executive Officer of the Adviser since 1999; Chief Portfolio Manager of The Internet Fund, Inc. from December 1997–June 1999; Analyst for Horizon Asset Management, 1994–August 1998.	3	None

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
Office &
	Position(s)	Length of
	Held within	Time	Principal Occupation During
Name, Address and Age	the Corporation	Served(1)	Past Five Years

Officers:
Francis J. Alexander(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 66	Vice President, Secretary and Treasurer	Since 1999	Member of the Adviser and portfolio manager of the Internet Fund since inception in 1999, Director of the Internet Fund, 1999–October 2003; President, Alexander Capital Management, Inc., March 1985–present; Managing Member, ACMG, LLC (registered investment adviser), October 1999 to December 2003; Director and portfolio manager, 1998–March 2002, chairman of investment committee, March 1999–March 2002, Lepereq, de Neuflize & Co. Inc. (financial services company in investment advisory and broker/dealer business).

Shane Morris(3) 653 Manhattan Beach Blvd. #J Manhattan Beach, CA 90266 Age: 33	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	2004-2007 and since July 2008	Operations Manager for the Adviser since July 2008; Writer, Walt Disney Animation Studios, October 2007-July 2008; Operations Manager for the Adviser, February 2002-October 2007.

(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.

(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.

(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Investment Advisor
Jacob Asset Management of New York LLC

Administrator and Transfer Agent
and Dividend Agent
U.S. Bancorp Fund Services, LLC

Underwriter and Distributor
Quasar Distributors, LLC

Custodian
U.S. Bank, N.A.

Legal Counsel
Stradley Ronon Stevens & Young, LLP

Independent Registered Public
Accounting Firm
BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund and the Jacob Wisdom Fund is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Jacob Asset Management of New York LLC
1-888-Jacob-fx (522-6239)
www.Jacobmutualfunds.com

Jacob Funds Inc.

Annual
Report
August 31, 2010

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant has posted its code of ethics on its Internet website: www.jacobmutualfunds.com
Item 3. Audit Committee Financial Expert.
The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.” Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP and Deloitte & Touche LLP, respectively.

	FYE 8/31/2010	FYE 8/31/2009
Audit Fees	$37,000	$26,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$4,150
All Other Fees	$0	$0
The Registrant’s audit committee has adopted an Audit Committee Charter that provides that the audit committee shall pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

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The percentage of fees billed by BBD, LLP and Deloitte & Touche LLP, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2010	FYE 8/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%
All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP and Deloitte & Touche LLP, for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 8/31/2010	FYE 8/31/2009
Registrant	$6,000	$4,150
Registrant’s Investment Adviser	$0	$0
Item 5. Audit Committee of Listed Registrants.
Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
Not Applicable.

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Item 11. Controls and Procedures.
(a)	The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. The Registrant has posted its Code of Ethics on its website at www.jacobmutualfunds.com.
(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Jacob Funds Inc.

By (Signature and Title)	/s/ Ryan Jacob
Ryan Jacob, President

Date	11/5/2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ryan Jacob
Ryan Jacob, President

Date	11/5/2010

By (Signature and Title)	/s/ Francis Alexander
Francis Alexander, Treasurer

Date	11/5/2010

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